Financial risk management	12 Months Ended
Mar. 31, 2019
Financial Instruments [Abstract]
Financial risk management
Financial risk management

Our activities expose us to a variety of financial risks including credit risk, liquidity risk, capital risk, currency risk, interest rate risk, inflation risk and commodity price risk. Our risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential volatility of financial performance from these risks. We use financial instruments, including derivative financial instruments, to manage these risks.

Risk management related to financing activities is carried out by a central treasury department under policies approved by the Finance Committee of the Board. The objective of the treasury department is to manage funding and liquidity requirements, including managing associated financial risks, to within acceptable boundaries. The Finance Committee provides written principles for overall risk management, as well as written policies covering specific areas such as foreign exchange risk, interest rate risk, credit risk, liquidity risk, use of derivative financial instruments and non-derivative financial instruments, and investment of excess liquidity. The Finance Committee has delegated authority to administer the commodity price risk policy and credit policy for US-based commodity transactions to the Energy Procurement Risk Management Committee and the National Grid USA Board of Directors. Details of key activities in the current year are set out in the Finance Committee report on page 63.
We have exposure to the following risks, which are described in more detail below:

•	credit risk;

•	liquidity risk;

•	currency risk;

•	interest rate risk;

•	commodity price risk; and

•	capital risk.
Where appropriate, derivatives and other financial instruments used for hedging currency and interest rate risk exposures are formally designated as fair value, cash flow or net investment hedges as defined in IFRS 9. Hedge accounting allows the timing of the profit or loss impact of qualifying hedging instruments to be recognised in the same reporting period as the corresponding impact of hedged exposures. To qualify for hedge accounting, documentation is prepared specifying the risk management objective and strategy, the component transactions and methodology used for measurement of effectiveness.
32. Financial risk management continued
Hedge accounting relationships are designated in line with risk management activities further described below. Categories designated at National Grid are as follows:

•	currency risk arising from our forecasted foreign currency transactions (capital expenditure or revenues) is designated in cash flow hedges;

•	currency risk arising from our net investments in foreign operations is designated in net investment hedges; and

•	currency and interest rate risk arising from borrowings are designated in cash flow or fair value hedges.
Critical terms of hedging instruments and hedged items are transacted to match on a 1:1 ratio by notional values. Hedge ineffectiveness can nonetheless arise from inherent differences between derivatives and non-derivative instruments and other market factors including credit, correlations, supply and demand, and market volatilities. Ineffectiveness is recognised in the remeasurements component of profit or loss. Hedge accounting is discontinued when a hedging relationship no longer qualifies for hedge accounting.
The Group adopted IFRS 9 with effect from 1 April 2018. The comparatives are not required to be restated and are accounted for in accordance with IAS 39. As a result of adoption, certain hedging instrument components are now treated separately as costs of hedging. Cost of hedging gains and losses are deferred in a newly established component of other equity reserves and released systematically into profit or loss to correspond with the timing of hedged exposures. The impact of adopting IFRS 9 is described in note 37.
2018
Under IAS 39, hedging instruments were designated for hedge accounting in their entirety or, where qualifying forward points were excluded from hedging relationships, unrealised gains and losses on excluded components were recognised in the income statement.
Refer to sections (c) currency risk and (d) interest rate risk below for further details about hedge accounting.
(a) Credit risk
We are exposed to the risk of loss resulting from counterparties’ default on their commitments including failure to pay or make a delivery on a contract. This risk is inherent in our commercial business activities. We are exposed to credit risk on our derivative financial instruments, deposits with banks and financial institutions, as well as credit exposures to wholesale and retail customers, primarily trade receivables and committed transactions.
Treasury credit risk
Counterparty risk arises from the investment of surplus funds and from the use of derivative financial instruments. As at 31 March 2019, the following limits were in place for investments held with banks and financial institutions:

	Maximum limit £m	Long-term limit £m
Triple ‘A’ G7 sovereign entities (AAA)	1,853	927
Triple ‘A’ vehicles (AAA)	500	—
Triple ‘A’ range institutions and non-G7 sovereign entities (AAA)	1,011	506
Double ‘A+’ G7 sovereign entities (AA+)	1,685	843
Double ‘A’ range institutions (AA)	674 to 843	337 to 421
Single ‘A’ range institutions (A)	236 to 337	118 to 169

The maximum limit applies to all transactions, including long-term transactions. The long-term limit applies to transactions which mature in more than 12 months’ time.
As at 31 March 2019 and 2018, we had a number of exposures to individual counterparties. In accordance with our treasury policies, counterparty credit exposure utilisations are monitored daily against the counterparty credit limits. Counterparty credit ratings and market conditions are reviewed continually with limits being revised and utilisation adjusted, if appropriate. Management does not expect any significant losses from non-performance by these counterparties.
Commodity credit risk
The credit policy for US-based commodity transactions is owned by the Finance Committee to the Board, which establishes controls and procedures to determine, monitor and minimise the credit exposure to counterparties.
Wholesale and retail credit risk
Our principal commercial exposure in the UK is governed by the credit rules within the regulated codes: Uniform Network Code and Connection and Use of System Code. These set out the level of credit relative to the RAV for each credit rating. In the US, we are required to supply electricity and gas under state regulations. Our credit policies and practices are designed to limit credit exposure by collecting security deposits prior to providing utility services, or after utility service has commenced if certain applicable regulatory requirements are met. Collection activities are managed on a daily basis. Sales to retail customers are usually settled in cash, cheques, electronic bank payments or by using major credit cards. We are committed to measuring, monitoring, minimising and recording counterparty credit risk in our wholesale business. The utilisation of credit limits is regularly monitored and collateral is collected against these accounts when necessary. Management does not expect any significant losses of receivables that have not been provided for as shown in note 19.
32. Financial risk management continued
(a) Credit risk continued
Offsetting financial assets and liabilities
The following tables set out our financial assets and liabilities which are subject to offset and to enforceable master netting arrangements or similar agreements. The tables show the amounts which are offset and reported net in the statement of financial position. Amounts which cannot be offset under IFRS, but which could be settled net under terms of master netting arrangements if certain conditions arise, and with collateral received or pledged, are shown to present National Grid’s net exposure.
Financial assets and liabilities on different transactions are only reported net if the transactions are with the same counterparty, a currently enforceable legal right of offset exists, and the cash flows are intended to be settled on a net basis.
Amounts which do not meet the criteria for offsetting on the statement of financial position, but could be settled net in certain circumstances, principally relate to derivative transactions under ISDA agreements where each party has the option to settle amounts on a net basis in the event of default of the other party.
Commodity contract derivatives that have not been offset on the balance sheet may be settled net in certain circumstances under ISDA or North American Energy Standards Board (NAESB) agreements.
For bank account balances and bank overdrafts, the ‘Gross amounts offset’ under cash pooling arrangements is £19 million as at 31 March 2019 (2018: £34 million). Our UK bank accounts for National Grid subsidiaries participate in GBP, EUR and USD Composite Accounting System overdraft facilities subject to offsetting gross and net overdraft limits. In the US, no offsetting arrangements exist, and cash transactions are settled through Service Company bank accounts with subsequent intercompany payables and receivables reported by subsidiaries with the Service Company.
The gross amounts offset for trade payables and receivables, which are subject to general terms and conditions, are insignificant.

				Related amounts available to be offset but not offset in statement of financial position
At 31 March 2019	Gross carrying amounts £m	Gross amounts offset £m	Net amount presented in statement of financial position £m	Financial instruments £m	Cash collateral received/ pledged £m	Net amount £m
Assets
Financing derivatives	1,052	—	1,052	(299)	(551)	202
Commodity contract derivatives	101	—	101	29	—	130
	1,153	—	1,153	(270)	(551)	332
Liabilities
Financing derivatives	(1,084)	—	(1,084)	299	615	(170)
Commodity contract derivatives	(99)	—	(99)	(29)	—	(128)
	(1,183)	—	(1,183)	270	615	(298)

	(30)	—	(30)	—	64	34

				Related amounts available to be offset but not offset in statement of financial position
At 31 March 2018	Gross carrying amounts £m	Gross amounts offset £m	Net amount presented in statement of financial position £m	Financial instruments £m	Cash collateral received/ pledged £m	Net amount £m
Assets
Financing derivatives	1,545	—	1,545	(523)	(772)	250
Commodity contract derivatives	69	—	69	(16)	—	53
Further acquisition agreement derivative¹	110	—	110	—	—	110
	1,724	—	1,724	(539)	(772)	413
Liabilities
Financing derivatives	(945)	—	(945)	523	326	(96)
Commodity contract derivatives	(116)	—	(116)	16	7	(93)
	(1,061)	—	(1,061)	539	333	(189)

	663	—	663	—	(439)	224

1.
The Group is party to the Further Acquisition Agreement (FAA) and Remaining Acquisition Agreement (RAA) which contain put and call options over 14% and 25% respectively, of the equity and loan balances it holds in Cadent (through its investment in Quadgas). These are classified within the disposal group as at 31 March 2019 (see note 10).

32. Financial risk management continued
(b) Liquidity risk
Our policy is to determine our liquidity requirements by the use of both short-term and long-term cash flow forecasts. These forecasts are supplemented by a financial headroom analysis which is used to assess funding requirements for at least a 24-month period and maintain adequate liquidity for a continuous 12-month period.
We believe our contractual obligations, including those shown in commitments and contingencies in note 30, can be met from existing cash and investments, operating cash flows and other financings that we reasonably expect to be able to secure in the future, together with the use of committed facilities if required.
Our debt agreements and banking facilities contain covenants, including those relating to the periodic and timely provision of financial information by the issuing entity and financial covenants such as restrictions on the level of subsidiary indebtedness. Failure to comply with these covenants, or to obtain waivers of those requirements, could in some cases trigger a right, at the lender’s discretion, to require repayment of some of our debt and may restrict our ability to draw upon our facilities or access the capital markets.
The following is a maturity profile of our financial liabilities and derivatives as at the reporting date:

At 31 March 2019	Less than 1 year £m	1 to 2 years £m	2 to 3 years £m	More than 3 years £m	Total £m
Non-derivative financial liabilities
Borrowings, excluding finance lease liabilities	(4,129)	(2,348)	(1,998)	(19,673)	(28,148)
Interest payments on borrowings[1]	(800)	(733)	(721)	(13,465)	(15,719)
Finance lease liabilities	(72)	(63)	(52)	(123)	(310)
Other non-interest-bearing liabilities	(3,306)	(340)	—	—	(3,646)
Derivative financial liabilities
Derivative contracts – receipts[2]	3,045	1,703	163	2,560	7,471
Derivative contracts – payments[2]	(3,421)	(2,029)	(223)	(3,276)	(8,949)
Commodity contract derivatives	(73)	(19)	(2)	(1)	(95)
Derivative financial assets
Derivative contracts – receipts[2]	1,928	561	863	1,112	4,464
Derivative contracts – payments[2]	(1,251)	(459)	(783)	(875)	(3,368)
	(8,079)	(3,727)	(2,753)	(33,741)	(48,300)

At 31 March 2018³	Less than 1 year £m	1 to 2 years £m	2 to 3 years £m	More than 3 years £m	Total £m
Non-derivative financial liabilities
Borrowings, excluding finance lease liabilities	(4,099)	(1,642)	(2,325)	(18,023)	(26,089)
Interest payments on borrowings[1]	(730)	(692)	(629)	(12,897)	(14,948)
Finance lease liabilities	(60)	(60)	(45)	(148)	(313)
Other non-interest-bearing liabilities	(2,840)	(359)	—	—	(3,199)
Derivative financial liabilities
Derivative contracts – receipts[2]	1,111	424	441	268	2,244
Derivative contracts – payments[2]	(1,468)	(608)	(547)	(704)	(3,327)
Commodity contract derivatives	(80)	(33)	(26)	1	(138)
Derivative financial assets
Derivative contracts – receipts[2]	6,536	2,225	1,726	3,134	13,621
Derivative contracts – payments[2]	(6,000)	(1,703)	(1,678)	(2,977)	(12,358)
	(7,630)	(2,448)	(3,083)	(31,346)	(44,507)

1.
The interest on borrowings is calculated based on borrowings held at 31 March without taking account of future issues. Floating rate interest is estimated using a forward interest rate curve as at 31 March. Payments are included on the basis of the earliest date on which the Company can be required to settle.

2.
The financial derivative payments and receipts include the gross undiscounted cash flows for interest rate and cross currency derivatives. The cash flows for these derivatives are presented as gross payments and receipts where the cash flows are not net settled either due to timing or currency.

3.	The comparatives have been refined to provide consistency with the current period.
32. Financial risk management continued
(c) Currency risk
National Grid operates internationally with mainly the pound sterling as the functional currency for the UK companies and the US dollar as that of the US businesses. Currency risk arises from three major areas: funding activities, capital investment and related revenues, and holdings in foreign operations. This risk is managed using financial instruments including derivatives as approved by policy, typically cross-currency interest rate swaps, foreign exchange swaps and forwards.
Funding activities – our policy is to borrow in the most advantageous market available. Foreign currency funding gives rise to risk of volatility in the amount of functional currency cash to be repaid. This risk is reduced by swapping principal and interest back into the functional currency of the issuer. All foreign currency debt and transactions are hedged except where they provide a natural offset to assets elsewhere in the Group.
Capital investment and related revenues – capital projects often incur costs or generate revenues in a foreign currency, most often euro transactions done by the UK business. Our policy for managing foreign exchange transaction risk is to hedge contractually committed foreign currency cash flows over a prescribed minimum size, typically by buying euro forwards to hedge future expenditure, and selling euro forwards to hedge future revenues. For hedges of forecast cash flows our policy is to hedge a proportion of highly probable cash flows.
Holdings in foreign operations – we are exposed to fluctuations on the translation into pounds sterling of our foreign operations. The policy for managing this translation risk is to issue foreign currency debt or to replicate foreign debt using derivatives that pay cash flows in the currency of the foreign operation. The primary managed exposure arises from dollar denominated assets and liabilities held by our US operations, with a smaller euro exposure in respect of joint venture investments.
During 2019 and 2018, derivative financial instruments were used to manage foreign currency risk as follows:

	2019					2018
	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m
Cash and cash equivalents	97	2	153	—	252	294	2	33	—	329
Financial investments	965	—	1,016	—	1,981	1,471	69	1,125	29	2,694
Borrowings	(10,591)	(4,787)	(12,126)	(1,226)	(28,730)	(10,912)	(3,794)	(11,068)	(851)	(26,625)
Pre-derivative position	(9,529)	(4,785)	(10,957)	(1,226)	(26,497)	(9,147)	(3,723)	(9,910)	(822)	(23,602)
Derivative effect	(1,055)	4,803	(5,245)	1,465	(32)	3,748	3,793	(7,992)	1,051	600
Net debt position	(10,584)	18	(16,202)	239	(26,529)	(5,399)	70	(17,902)	229	(23,002)

The exposure to dollars largely relates to our net investment hedge activities; exposure to euros largely relates to hedges for our future non-sterling capital expenditure.
The currency exposure on other financial instruments is as follows:

	2019					2018
	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m
Trade and other receivables	398	—	1,635	—	2,033	253	—	1,528	—	1,781
Trade and other payables	(1,221)	—	(2,085)	—	(3,306)	(1,124)	—	(1,793)	—	(2,917)
Other non-current liabilities	(93)	—	(247)	—	(340)	(144)	—	(254)	—	(398)

The carrying amounts of other financial instruments are denominated in the above currencies, which in most instances are the functional currency of the respective subsidiaries. Our exposure to dollars is due to activities in our US subsidiaries. We do not have any other significant exposure to currency risk on these balances.
Hedge accounting for currency risk
Where available, derivatives transacted for hedging are designated for hedge accounting. Economic offset is qualitatively determined because the critical terms (currency and volume) of the hedging instrument match the hedged exposure. If a forecast transaction was no longer expected to occur, the cumulative gain or loss previously reported in equity would be transferred to the income statement. This has not occurred in the current or comparative years.
Cash flow hedging of currency risk of capital expenditure and revenues is designated as hedging the exposure to movements in the spot translation rates only; the timing of forecasted transactions is not designated as a hedged risk. Gains and losses on hedging instruments arising from forward points and foreign currency basis spreads are excluded from designation and are recognised immediately in profit or loss, along with any hedge ineffectiveness. On recognition of the hedged purchase or sale in the financial statements, the associated hedge gains and losses, deferred in the cash flow hedge reserve in other equity reserves, are transferred out of reserves and included with the recognition of the underlying transaction. Where a non-financial asset or a non-financial liability results from a forecast transaction or firm commitment being hedged, the amounts deferred in reserves are included directly in the initial measurement of that asset or liability.
Net investment hedging is also designated as hedging the exposure to movements in spot translation rates only: spot-related gains and losses on hedging instruments are presented in the cumulative translation reserve within other equity reserves to offset gains or losses on translation of the hedged balance sheet exposure. Any ineffectiveness is recognised immediately in the income statement. Gains and losses arising from forward points and foreign currency basis spreads are excluded from designation and are treated as a cost of hedging, deferred initially in other equity reserves and released into profit or loss over the life of the hedging relationship. Amounts deferred in the cumulative translation reserve with respect to net investment hedges are subsequently recognised in the income statement in the event of disposal of the overseas operations concerned. Any remaining amounts deferred in the cost of hedging reserve are also released to the income statement.
Hedges of foreign currency funding are designated as cash flow hedges or fair value hedges of forward exchange risk (hedging both currency and interest rate risk together, where applicable). Hedge accounting for funding is described further in the interest rate risk section below.
32. Financial risk management continued
(d) Interest rate risk
National Grid’s interest rate risk arises from our long-term borrowings. Our interest rate risk management policy is to seek to minimise total financing costs (being interest costs and changes in the market value of debt). Hedging instruments principally consist of interest rate and cross-currency swaps that are used to translate foreign currency debt into functional currency and to adjust the proportion of fixed-rate and floating-rate in the borrowings portfolio to within a range set by the Finance Committee of the Board. The benchmark interest rates hedged are currently based on Libor.
We also consider inflation risk and hold some inflation-linked borrowings. We believe that these provide a partial economic offset to the inflation risk associated with our UK inflation linked revenues.
The table in note 21 sets out the carrying amount, by contractual maturity, of borrowings that are exposed to interest rate risk before taking into account interest rate swaps.
During 2019 and 2018, net debt was managed using derivative financial instruments to hedge interest rate risk as follows:

	2019					2018
	Fixed rate £m	Floating rate £m	Inflation linked £m	Other[1] £m	Total £m	Fixed rate £m	Floating rate £m	Inflation linked £m	Other[1] £m	Total £m
Cash and cash equivalents	59	104	—	89	252	—	302	—	27	329
Financial investments	6	1,944	—	31	1,981	31	2,625	—	38	2,694
Borrowings	(19,043)	(3,045)	(6,642)	—	(28,730)	(16,144)	(3,191)	(7,290)	—	(26,625)
Pre-derivative position	(18,978)	(997)	(6,642)	120	(26,497)	(16,113)	(264)	(7,290)	65	(23,602)
Derivative effect	1,740	(1,559)	(213)	—	(32)	1,735	(1,237)	102	—	600
Net debt position	(17,238)	(2,556)	(6,855)	120	(26,529)	(14,378)	(1,501)	(7,188)	65	(23,002)

1.	Represents financial instruments which are not directly affected by interest rate risk, such as investments in equity or other similar financial instruments.
Hedge accounting for interest rate risk
Borrowings paying variable or floating-rates expose National Grid to cash flow interest rate risk, partially offset by cash held at variable rates. Where a hedging instrument results in paying a fixed-rate, it is designated as a cash flow hedge because it has reduced the cash flow volatility of the hedged borrowing. Changes in the fair value of the derivative are initially recognised in other comprehensive income as gains or losses in the cash flow hedge reserve, with any ineffective portion recognised immediately in the income statement.
Borrowings paying fixed-rates expose National Grid to fair value interest rate risk. Where the hedging instrument pays a floating-rate, it is designated as a fair value hedge because it has reduced the fair value volatility of the borrowing. Changes in the fair value of the derivative and changes in the fair value of the hedged item in relation to the risk being hedged are both adjusted on the balance sheet and offset in the income statement to the extent the fair value hedge is effective, with the residual difference remaining as ineffectiveness.
Both types of hedges are designated as hedging the currency and interest rate risk arising from changes in forward points. Amounts accumulated in the cash flow hedge reserve (cash flow hedges only) and the deferred cost of hedging reserve (both cash flow and fair value hedges) are reclassified from reserves to the income statement on a systematic basis as hedged interest expense is recognised. Adjustments made to the carrying value of hedged items in fair value hedges are similarly released to the income statement to match the timing of the hedged interest expense.
When hedge accounting is discontinued, any remaining cumulative hedge accounting balances continue to be released to the income statement to match the impact of outstanding hedged items. Any remaining amounts deferred in the cost of hedging reserve are released immediately to the income statement.
32. Financial risk management continued
(e) Hedge accounting
In accordance with the requirements of IFRS 9, certain additional information about hedge accounting is disaggregated by risk type and hedge designation type in the tables below:

	Fair value hedges of foreign currency and interest rate risk	Cash flow hedges of foreign currency and interest rate risk	Cash flow hedges of foreign currency risk	Net investment hedges
	£m	£m	£m	£m
Consolidated statement of comprehensive income
Net losses in respect of:
Cash flow hedges	—	(40)	(12)	—
Cost of hedging	(6)	(12)	—	(90)

Transferred to profit or loss in respect of:
Cash flow hedges	—	(1)	—	—
Cost of hedging	3	—	—	39

Consolidated statement of changes in equity
Other equity reserves – cost of hedging balances	(4)	—	—	32

Consolidated statement of financial position
Derivatives – carrying value of hedging instruments[1]
Assets – current	17	—	9	—
Assets – non-current	168	78	23	—
Liabilities – current	(9)	(28)	(3)	(43)
Liabilities – non-current	(25)	(134)	(4)	(249)

Profiles of the significant timing, price and rate information of hedging instruments
Maturity range	Nov 2019 – May 2038	Aug 2019 – Feb 2039	Apr 2019 – Dec 2023	Mar 2020 – Jun 2025
Spot foreign exchange range:
GBP:USD	1.64 – 1.65	1.52 – 1.66	1.29 – 1.41	1.49
GBP:EUR	1.19 – 1.24	1.14 – 1.24	1.07 – 1.32	1.15
EUR:USD	1.13 – 1.16	1.13 – 1.14	n/a	n/a
Interest rate range:
GBP	Libor +30bps/+561bps	1.795% – 5.850%	n/a	n/a
USD	Libor -44bps/+115bps	1.103% – 3.864%	n/a	n/a

1.
The use of derivatives may entail a derivative transaction qualifying for more than one hedge type designation under IFRS 9. Therefore, the derivative amounts in the table above are grossed up by hedge type, whereas they are presented net at an instrument level in the statement of financial position.

32. Financial risk management continued
(e) Hedge accounting continued
The following tables show the effects of hedge accounting on financial position and year-to-date performance for each type of hedge:
(i) Fair value hedges of foreign currency and interest rate risk on recognised borrowings as at 31 March 2019:

Hedge type		Balance of fair value hedge adjustments in borrowings		Change in value used for calculating ineffectiveness
	Hedging instrument notional	Continuing hedges	Discontinued hedges	Hedged item	Hedging instrument	Hedge ineffectiveness
	£m	£m	£m	£m	£m	£m
Foreign currency and interest rate risk on borrowings[1]	(1,707)	11	(117)	11	(6)	5

1.	The carrying value of the hedged borrowings is £1,810 million, of which £202 million is current and £1,608 million is non-current.
(ii) Cash flow hedges of foreign currency and interest rate risk as at 31 March 2019:

Hedge type		Balance in cash flow hedge reserve		Change in value used for calculating ineffectiveness
	Hedging instrument notional	Continuing hedges	Discontinued hedges	Hedged item	Hedging instrument	Hedge ineffectiveness
	£m	£m	£m	£m	£m	£m
Foreign currency and interest rate risk on borrowings	(3,804)	(17)	51	39	(39)	—
Foreign currency risk on forecasted cash flows	(697)	47	—	12	(12)	—
(iii) Net investment hedges of foreign currency risk as at 31 March 2019:

Hedge type		Balance in translation reserve		Change in value used for calculating ineffectiveness
	Hedging instrument notional	Continuing hedges	Discontinued hedges	Hedged item	Hedging instrument	Hedge ineffectiveness
	£m	£m	£m	£m	£m	£m
Currency risk on foreign operations	(2,974)	(329)	(2,502)	550	(550)	—

(f) Commodity price risk
We purchase electricity and gas to supply our customers in the US and to meet our own energy needs. Substantially all our costs of purchasing electricity and gas for supply to customers are recoverable at an amount equal to cost. The timing of recovery of these costs can vary between financial periods leading to an under- or over-recovery within any particular year that can lead to large fluctuations in the income statement. We follow approved policies to manage price and supply risks for our commodity activities.
Our energy procurement risk management policy and delegations of authority govern our US commodity trading activities for energy transactions. The purpose of this policy is to ensure we transact within pre-defined risk parameters and only in the physical and financial markets where we or our customers have a physical market requirement. In addition, state regulators require National Grid to manage commodity risk and cost volatility prudently through diversified pricing strategies. In some jurisdictions we are required to file a plan outlining our strategy to be approved by regulators. In certain cases we might receive guidance with regard to specific hedging limits.
Energy purchase contracts for the forward purchase of electricity or gas that are used to satisfy physical delivery requirements to customers, or for energy that the Group uses itself, meet the expected purchase or usage requirements of IAS 39 and IFRS 9. They are, therefore, not recognised in the financial statements until they are realised. Disclosure of commitments under such contracts is made in note 30.
US states have introduced a variety of legislative requirements with the aim of increasing the proportion of our electricity that is derived from renewable or other forms of clean energy. Annual compliance filings regarding the level of Renewable Energy Certificates (and other similar environmental certificates) are required by the relevant department of utilities. In response to the legislative requirements, National Grid has entered into long-term, typically fixed-price, energy supply contracts to purchase both renewable energy and environmental certificates. We are entitled to recover all costs incurred under these contracts through customer billing.
Under IFRS, where these supply contracts are not accounted for as finance leases, they are considered to comprise two components, being a forward purchase of power at spot prices, and a forward purchase of environmental certificates at a variable price (being the contract price less the spot power price). With respect to our current contracts, neither of these components meets the requirement to be accounted for as a derivative. The environmental certificates are currently required for compliance purposes, and at present there are no liquid markets for these attributes. Accordingly, this component meets the expected purchase or usage exemption of IFRS 9/IAS 39. We expect to enter into an increasing number of these contracts, in order to meet our compliance requirements in the short to medium term. It is possible that in future, if and when liquid markets develop, and to the extent that we are in receipt of environmental certificates in excess of our required levels, this exemption may cease to apply and we may be required to account for forward purchase commitments for environmental certificates as derivatives at fair value through profit and loss.
32. Financial risk management continued
(g) Fair value analysis
Included in the statement of financial position are financial instruments which are measured at fair value. These fair values can be categorised into hierarchy levels that are representative of the inputs used in measuring the fair value. The best evidence of fair value is a quoted price in an actively traded market. In the event that the market for a financial instrument is not active, a valuation technique is used.

	2019				2018
	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets
Available-for-sale investments[1]	—	—	—	—	2,406	310	5	2,721
Investments held at FVTPL[1]	1,311	—	62	1,373	—	—	—	—
Investments held at FVOCI[1]	93	343	—	436	—	—	—	—
Investments in associates[2]	—	—	90	90	—	—	79	79
Financing derivatives	—	1,050	2	1,052	—	1,544	1	1,545
Commodity contract derivatives	—	33	68	101	—	8	61	69
Further Acquisition Agreement derivative[3]	—	—	—	—	—	—	110	110
	1,404	1,426	222	3,052	2,406	1,862	256	4,524
Liabilities
Financing derivatives	—	(868)	(216)	(1,084)	—	(725)	(220)	(945)
Commodity contract derivatives	—	(32)	(67)	(99)	—	(54)	(62)	(116)
Liabilities held at fair value[4]	(667)	—	—	(667)	—	—	—	—
	(667)	(900)	(283)	(1,850)	—	(779)	(282)	(1,061)
	737	526	(61)	1,202	2,406	1,083	(26)	3,463

1.	The available-for-sale investments have been reclassified, with the adoption of IFRS 9 (see notes 15 and 37).

2.	Our Level 3 investments include investments relating to Sunrun Neptune 2016 LLC accounted for at fair value.

3.
The Group is party to the Further Acquisition Agreement (FAA) and Remaining Acquisition Agreement (RAA) which contain put and call options over the equity and loan balances it holds in Cadent (through its investment in Quadgas). These are classified within the disposal group as at 31 March 2019 (see note 10).

4.	On adoption of IFRS 9 the Group elected to change the measurement basis to fair value through profit and loss (see notes 21 and 37).

Level 1:	Financial instruments with quoted prices for identical instruments in active markets.

Level 2:
Financial instruments with quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in inactive markets, and financial instruments valued using models where all significant inputs are based directly or indirectly on observable market data.

Level 3:	Financial instruments valued using valuation techniques where one or more significant inputs are based on unobservable market data.
Our Level 1 financial investments and liabilities held at fair value are valued using quoted prices from liquid markets.
Our Level 2 financial investments held at fair value are valued using quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in inactive markets. Alternatively, they are valued using models where all significant inputs are based directly or indirectly on observable market data.
Our Level 2 derivative financial instruments include cross-currency, interest rate and foreign exchange derivatives. We value these derivatives by discounting all future cash flows by externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties. These derivatives can be priced using liquidly traded interest rate curves and foreign exchange rates; therefore we classify our vanilla trades as Level 2 under the IFRS 13 framework.
Our Level 2 commodity derivatives include over-the-counter gas and power swaps as well as forward physical gas deals. We value our contracts based on market data obtained from the New York Mercantile Exchange (NYMEX) and the Intercontinental Exchange (ICE) where monthly prices are available. We discount based on externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties and liquidity in the market. Our commodity contracts can be priced using liquidly traded swaps; therefore we classify our vanilla trades as Level 2 under the IFRS 13 framework.
Our Level 3 derivative financial instruments include cross-currency swaps, inflation linked swaps and equity options, where the market is illiquid. In valuing these instruments we use in-house valuation models and obtain external valuations to support each reported fair value.
Our Level 3 commodity contract derivatives primarily consist of our forward purchases of electricity and gas where pricing inputs are unobservable, as well as other complex transactions. Complex transactions can introduce the need for internally developed models based on reasonable assumptions. Industry-standard valuation techniques such as the Black-Scholes pricing model and Monte Carlo simulation are used for valuing such instruments. Level 3 is also applied in cases when optionality is present or where an extrapolated forward curve is considered unobservable. We consider forward curves to be unobservable if observed market transactions differ from the curve by more than 5%.
Our Level 3 investments include investments in associates relating to Sunrun Neptune Investor 2016 LLC, accounted for at fair value (see note 16), and further equity investments accounted for at fair value through profit and loss. These equity holdings are part of our corporate venture capital portfolio held by National Grid Partners and comprise a series of small minority interest unquoted investments where prices or valuation inputs are unobservable. These investments are new this year and as such the valuation is based on the latest transaction price, being the price we paid for the investments.
32. Financial risk management continued
(g) Fair value analysis continued
The changes in value of our Level 3 financial instruments are as follows:

	Financing derivatives		Commodity contract derivatives		Other[3,4]		Total
	2019	2018	2019	2018	2019	2018	2019	2018
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 April	(219)	(465)	(1)	(16)	194	46	(26)	(435)
Net gains/(losses) for the year[1,2]	4	15	(16)	8	15	110	3	133
Purchases	—	—	44	27	57	41	101	68
Settlements	1	231	(26)	(20)	(4)	(3)	(29)	208
Reclassification to held for sale[3]	—	—	—	—	(110)	—	(110)	—
At 31 March	(214)	(219)	1	(1)	152	194	(61)	(26)

1.
Gain of £4 million (2018: £15 million gain) is attributable to derivative financial instruments held at the end of the reporting period and has been recognised in finance costs in the income statement.

2.	Loss of £21 million (2018: £35 million gain) is attributable to commodity contract derivative financial instruments held at the end of the reporting period.

3.
The Group is party to the Further Acquisition Agreement (FAA) and Remaining Acquisition Agreement (RAA) which contain put and call options over 14% and 25% respectively, of the equity and loan balances it holds in Cadent (through its investment in Quadgas). These were classified to held for sale as at 31 March 2019 (see note 10). The fair value was £110 million as at 31 March 2018.

4.	Other comprises our investments in Sunrun Neptune 2016 LLC and the investments made by the National Grid Partners accounted for at fair value through profit and loss.
The impacts on a post-tax basis of reasonably possible changes in significant Level 3 assumptions are as follows:

	Financing derivatives		Commodity contract derivatives		Other[3]
	2019	2018	2019	2018	2019	2018
	£m	£m	£m	£m	£m	£m
10% increase in commodity prices[1]	—	—	(1)	(1)	—	—
10% decrease in commodity prices[1]	—	—	2	3	—	—
+10% market area price change	—	—	(10)	(6)	—	—
-10% market area price change	—	—	10	5	—	—
+20 basis points change in Limited Price Inflation (LPI) market curve[2]	(88)	(84)	—	—	—	—
-20 basis points change in LPI market curve[2]	83	82	—	—	—	—
+50 basis points change in discount rate	—	—	—	—	(3)	(5)
-50 basis points change in discount rate	—	—	—	—	3	6

1.	Level 3 commodity price sensitivity is included within the sensitivity analysis disclosed in note 35.

2.	A reasonably possible change in assumption of other Level 3 derivative financial instruments is unlikely to result in a material change in fair values.

3.	The investments acquired in the period were on market terms, and sensitivity is considered insignificant at 31 March 2019.
The impacts disclosed above were considered on a contract-by-contract basis with the most significant unobservable inputs identified.
32. Financial risk management continued
(h) Capital risk management
The capital structure of the Group consists of shareholders’ equity, as disclosed in the consolidated statement of changes in equity, and net debt (note 29). National Grid’s objectives when managing capital are: to safeguard our ability to continue as a going concern; to remain within regulatory constraints of our regulated operating companies; and to maintain an efficient mix of debt and equity funding thus achieving an optimal capital structure and cost of capital. We regularly review and manage the capital structure as appropriate in order to achieve these objectives.
Maintaining appropriate credit ratings for our operating and holding companies is an important aspect of our capital risk management strategy and balance sheet efficiency. We monitor our balance sheet efficiency using several metrics including retained cash flow/net debt (RCF), regulatory gearing and interest cover. For the year ended 31 March 2019, these metrics for the Group were 9.4% (2018: 9.7%), 66% (2018: 64%) and 4.4 (2018: 4.4), respectively – see pages 26 and 229. We believe these are consistent with the current credit ratings for National Grid plc in respect of the main companies of the Group, based on guidance from the rating agencies.
We monitor the RAV gearing within NGET and the regulated transmission businesses within NGG. This is calculated as net debt expressed as a percentage of RAV, and indicates the level of debt employed to fund our UK regulated businesses. It is compared with the level of RAV gearing indicated by Ofgem as being appropriate for these businesses, at around 60% to 62.5%. We also monitor net debt as a percentage of rate base for our US operating companies, comparing this with the allowed rate base gearing inherent within each of our agreed rate plans, typically around 50%.
The majority of our regulated operating companies in the US and the UK are subject to certain restrictions on the payment of dividends by administrative order, contract and/or licence. The types of restrictions that a company may have that would prevent a dividend being declared or paid unless they are met include:

•	dividends must be approved in advance by the relevant US state regulatory commission;

•	the subsidiary must have at least two recognised rating agency credit ratings of at least investment grade;

•	dividends must be limited to cumulative retained earnings, including pre-acquisition retained earnings;

•
the securities of National Grid plc must maintain an investment grade credit rating, and if that rating is the lowest investment grade bond rating it cannot have a negative watch/review for downgrade notice by a credit rating agency;

•	the subsidiary must not carry on any activities other than those permitted by the licences;

•	the subsidiary must not create any cross-default obligations or give or receive any intra-group cross-subsidies; and

•	the percentage of equity compared with total capital of the subsidiary must remain above certain levels.
There is a further restriction relating only to The Narragansett Electric Company, which is required to maintain its consolidated net worth above certain levels.
These restrictions are subject to alteration in the US as and when a new rate case or rate plan is agreed with the relevant regulatory bodies for each operating company and in the UK through the normal licence review process.
As most of our business is regulated, at 31 March 2019 the majority of our net assets are subject to some of the restrictions noted above. These restrictions are not considered to be significantly onerous, nor do we currently expect they will prevent the planned payment of dividends in future in line with our dividend policy.
All the above requirements are monitored on a regular basis in order to ensure compliance. The Group has complied with all externally imposed capital requirements to which it is subject.
Sensitivities

In order to give a clearer picture of the impact on our results or financial position of potential changes in significant estimates and assumptions, the following sensitivities are presented. These sensitivities are based on assumptions and conditions prevailing at the year-end and should be used with caution. The effects provided are not necessarily indicative of the actual effects that would be experienced because our actual exposures are constantly changing.

The sensitivities in the tables below show the potential impact in the income statement (and consequential impact on net assets) for a reasonably possible range of different variables each of which have been considered in isolation (i.e. with all other variables remaining constant). There are a number of these sensitivities which are mutually exclusive, and therefore if one were to happen, another would not, meaning a total showing how sensitive our results are to these external factors is not meaningful.
The sensitivities included in the tables below broadly have an equal and opposite effect if the sensitivity increases or decreases by the same amount unless otherwise stated.
(a) Sensitivities on areas of estimation uncertainty
The table below sets out the sensitivity analysis for each of the areas of estimation uncertainty set out in note 1E. These estimates are those that have a significant risk of resulting in a material adjustment to the carrying values of assets and liabilities in the next year.

	2019		2018
	Income statement £m	Net assets £m	Income statement £m	Net assets £m
Pensions and other post-retirement benefits (pre-tax):[1]
UK discount rate change of 0.5%[2]	6	1,064	8	1,075
US discount rate change of 0.5%[2]	16	688	15	623
UK RPI rate change of 0.5%[3]	4	908	5	965
UK long-term rate of increase in salaries change of 0.5%[4]	1	56	—	61
US long-term rate of increase in salaries change of 0.5%[4]	2	46	3	44
UK change of one year to life expectancy at age 65	1	610	2	588
US change of one year to life expectancy at age 65	4	406	4	359
Assumed US healthcare cost trend rates change of 1%	32	503	31	448

Environmental provision:
10% change in estimated future cash flows	165	165	154	154

1.	The changes shown are a change in the annual pension or other post-retirement benefit service charge and change in the defined benefit obligations.

2.
A change in the discount rate is likely to occur as a result of changes in bond yields and as such would be expected to be offset to a significant degree by a change in the value of the bond assets held by the plans.

3.	The projected impact resulting from a change in RPI reflects the underlying effect on pensions in payment, pensions in deferment and resultant increases in salary assumptions.

4.	This change has been applied to both the pre 1 April 2014 and post 1 April 2014 rate of increase in salary assumption.
Pensions and other post-retirement benefits assumptions
Sensitivities have been prepared to show how the defined benefit obligations and annual service costs could potentially be impacted by changes in the relevant actuarial assumption that were reasonably possible as at 31 March 2019. In preparing sensitivities the potential impact has been calculated by applying the change to each assumption in isolation and assuming all other assumptions remain unchanged. This is with the exception of RPI in the UK where the corresponding change to increases to pensions in payment, increases to pensions in deferment and increases in salary is recognised.
35. Sensitivities continued
(b) Sensitivities on financial instruments
We are further required to show additional sensitivity analysis under IFRS 7 and these are shown separately in the subsequent table due to the additional assumptions that are made in order to produce meaningful sensitivity disclosures.
The Group adopted IFRS 9 with effect from 1 April 2018. The comparatives are not required to be restated and are accounted for in accordance with IAS 39. For further information on the impact of adopting IFRS 9 in respect to financial instruments, please see notes 15, 17, 21 and 32.
Our net debt as presented in note 29 is sensitive to changes in market variables, primarily being UK and US interest rates, the UK RPI and the dollar to sterling exchange rate. These impact the valuation of our borrowings, deposits and derivative financial instruments. The analysis illustrates the sensitivity of our financial instruments to reasonably possible changes in these market variables.
The following main assumptions were made in calculating the sensitivity analysis for continuing operations:

•
the amount of net debt, the ratio of fixed to floating interest rates of the debt and derivatives portfolio, and the proportion of financial instruments in foreign currencies are all constant and on the basis of the hedge designations in place at 31 March 2019 and 2018 respectively;

•
the statement of financial position sensitivity to interest rates relates to items presented at their fair values: derivative financial instruments; our investments measured at fair value through profit and loss (FVTPL) and fair value through other comprehensive income; and our liability measured at FVTPL. Further debt and other deposits are carried at amortised cost and so their carrying value does not change as interest rates move;

•	the sensitivity of interest to movements in interest rates is calculated on net floating rate exposures on debt, deposits and derivative instruments;

•	changes in the carrying value of derivatives from movements in interest rates of designated cash flow hedges are assumed to be recorded fully within equity; and

•
changes in the carrying value of derivative financial instruments designated as net investment hedges from movements in interest rates are presented in equity as costs of hedging, with a one-year release to the income statement. The impact of movements in the dollar to sterling exchange rate are recorded directly in equity.

	2019		2018
	Income statement £m	Other equity reserves £m	Income statement £m	Other equity reserves £m
Financial risk (post-tax):
UK RPI change of 0.5%[1]	27	—	30	—
UK interest rates change of 0.5%	16	13	43	26
US interest rates change of 0.5%	11	44	39	17
US dollar exchange rate change of 10%[2]	53	246	48	479

1.	Excludes sensitivities to LPI curve. Further details on sensitivities are provided in note 32(g).

2.
The other equity reserves impact does not reflect the exchange translation in our US subsidiaries’ net assets. It is estimated this would change by £1,119 million (2018: £1,040 million) in the opposite direction if the dollar exchange rate changed by 10%.

Our commodity contract derivatives are sensitive to price risk. Additional sensitivities in respect to commodity price risk and to our derivative fair values are as follows:

	2019		2018
	Income statement £m	Net assets £m	Income statement £m	Net assets £m
Commodity price risk (post-tax):
10% increase in commodity prices	26	26	23	23
10% decrease in commodity prices	(27)	(27)	(23)	(23)

Assets and liabilities carried at fair value (pre-tax):[1]
10% fair value change in derivative financial instruments[2]	(3)	(3)	60	60
10% fair value change in commodity contract derivative liabilities	—	—	(5)	(5)

1.	Excludes sensitivities to the Further Acquisition Agreement derivative. These were classified to held for sale as at 31 March 2019 (see note 10).

2.	The effect of a 10% change in fair value assumes no hedge accounting.